THIRD AMENDMENT

                                     TO

                         AGREEMENT FOR GROUND LEASE

                                  between

                         BRAZOS RIVER LEASING L.P.

                                    and

              DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                       Dated as of September 16, 1994
















This Third Amendment to Agreement for Ground Lease has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. ____. To the extent, if any, that this Third Amendment to Agreement for Ground Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Third Amendment to Agreement for Ground Lease may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.

               THIRD AMENDMENT TO AGREEMENT FOR GROUND LEASE

This Third Amendment to Agreement for Ground Lease is made and entered into as of September 16, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                            W I T N E S S E T H:

    WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into an Agreement for Ground Lease, dated as of April 23, 1992 (the "Agreement for Ground Lease"); and

    WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Agreement for Ground Lease to increase the permitted expenditure amount for Properties and to otherwise set forth their mutual agreement; and

    WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Property acquired by Brazos under the Agreement for Ground Lease.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Agreement for Ground Lease is hereby amended as follows:

     1. Section 2.02 of the Agreement for Ground Lease is hereby amended by deleting the reference to "$700,000" and inserting in lieu thereof "$900,000."

     2. Brazos and Diamond Shamrock R & M agree that this Third Amendment to Agreement for Ground Lease shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of the Amendment No. 3 to the Credit Agreement by the necessary parties under the Credit Agreement.

     3. Defined terms used in this Third Amendment to Agreement for Ground Lease and not otherwise defined herein have the meanings ascribed to those terms in the Agreement for Ground Lease.

    IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this Third Amendment to Agreement for Ground Lease to be executed and delivered by their duly authorized officers as of the day and year first above written.


                             BRAZOS RIVER LEASING L.P.

                             By:  Headwater Investments L.P.,
                                  its General Partner

                                  By: Headwater Holdings, Inc.,
                                      its General Partner


                                  By:/S/ GREGORY C. GREENE
                                         President

                             DIAMOND SHAMROCK REFINING
                                  AND MARKETING COMPANY


                             By: /S/ R.C. BECKER
                                     Vice President and Treasurer